Description of Plan	12 Months Ended
Dec. 31, 2025
EBP 011
EBP, Description of Plan [Line Items]
Description of Plan	Description of Plan
The Plan, adopted by Park-Ohio Industries, Inc. (the “Company”), a wholly-owned subsidiary of Park-Ohio Holdings Corp., was originally effective January 1, 1985 and last amended and restated on November 16, 2020 and is a defined contribution plan. The Plan generally provides that an employee who is in service of a division or group to which the Company has extended eligibility for membership in the Plan (other than a temporary employee or employees covered by a collective bargaining agreement that does not specify coverage under the Plan) will be eligible to participate after completion of the probationary period which generally occurs after 30 days of continuous employment. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
Individual accounts are maintained for all participants. All amounts are credited or charged to an account in terms of full and fractional investment units at the investment unit values determined as of the transaction date. Each participant designates how his share of the contributions is to be allocated among the investment funds of the Plan. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s account.
The Plan provides for contributions to be made to the Plan pursuant to a qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code (the “Code”). If a participant elects to have contributions made for the participant pursuant to such an arrangement, the participant’s compensation is reduced by the amount of such contributions elected and the employer makes plan contributions equal to the amount of the reduction.
The Company may terminate the Plan at any time by resolution of its Board of Directors, subject to the provisions of ERISA. In the event of the termination of the Plan, the beneficial interests of all participants under the Plan shall become fully vested.
Information about the Plan is contained in the Plan document, which is available from the Company’s Plan Administrative Committee.
Benefits
A participant is entitled to receive the full value of his or her account upon (1) normal retirement at age 65; (2) attainment of at least age 55 and 10 years of service; (3) death, or total and permanent disability as determined by the plan administrator upon the basis of competent medical opinion, or (4) termination of employment after two years of credited service. Such benefits may be paid in a lump sum cash payment, an elective installment option or an elective annuity option. Distributions to participants are recognized when paid.
In the event of termination of employment, a participant has a vested right in the participant’s share of the Company’s contributions determined as follows:

Credited Vesting Service (FRS employees)	Vested Percentage

Employer matching contributions are subject to the following vesting schedule:
Less than 2 years	—
2 years and after	100%

Discretionary contributions are subject to the following vesting schedule:
Less than 3 years	—
3 years and after	100%
The portion of the Company’s contributions that are not vested in such terminated participants will generally be forfeited and may be used to reduce the Company’s obligations to the Plan. The total forfeited contributions by participants of the Plan was $45,338 during 2025. Forfeited non-vested accounts to be used to reduce Company obligations to the Plan in future years as of December 31, 2025 and 2024, were $23,538 and $39,185, respectively.
A participant may withdraw a portion of the participant’s contributions in cash subject to certain limitations and restrictions. The hardship withdrawal may be used to purchase a principal residence, avoid foreclosure on a mortgage or eviction, or pay bona fide medical, education, funeral or repair of residence expenditures.